Trenwick Group Ltd.
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: July 2004
                                                                  --------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------
                                                                                      Document     Explanation
Required Documents                                                       Form No.     Attached      Attached
--------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1        Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1        Yes
     Copies of bank statements                                                        N/A
     Cash disbursements journals                                         MOR-1        N/A
Statement of Operations                                                  MOR-2        Yes
Balance Sheet                                                            MOR-3        Yes
Status of Postpetition Taxes                                             MOR-4        N/A
     Copies of IRS Form 6123 or payment receipt                                       N/A
     Copies of tax returns filed during reporting period                              N/A
Summary of Unpaid Postpetition Debts                                     MOR-4        Yes
     Listing of aged accounts payable                                    MOR-4        Yes
Accounts Receivable Reconciliation and Aging                             MOR-5        Yes
Debtor Questionnaire                                                     MOR-5        Yes
--------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Debtor                                      Date


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Joint Debtor                                Date


/s/ Alan L. Hunte                                        August 20, 2004
------------------------------------------               -----------------------
Signature of Authorized Individual*                      Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re: Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: July 2004

                                            Bank Accounts
                              Operating        Payroll         Tax         Other
                            ----------------------------------------------------

  Cash - Beg of Month         66,786.30           --           NA           NA
                            ----------------------------------------------------

       Receipts:
      Cash Sales                     --           --           --           --
     Accounts Rec.                   --           --           --           --
   Loans & Advances                  --           --           --           --
    Sale of Assets                   --           --           --           --
         Other                                    --           --           --
       Transfers                     --           --           --           --
                            ----------------------------------------------------

    Total Receipts                   --           --
                            ----------------------------------------------------

    Disbursements:
      Net Payroll                    --           --           --           --
     Payroll Taxes                   --           --           --           --
Sales, Use, & Other Tax              --           --           --           --
  Inventory Purchases                --           --           --           --
 Secured Rental/Leases               --           --           --           --
       Insurance                     --           --           --           --
    Administrative                   --           --           --           --
        Selling                      --           --           --           --
         Other                       --           --           --           --
 Transfers to P/R Acct               --           --           --           --
   Professional Fees                 --           --           --           --
      Court Costs                    --           --           --           --
                            ----------------------------------------------------

 Total Disbursements:                --           --           --           --
                            ----------------------------------------------------

    Net Cash Flow:                   --           --           --           --
                            ----------------------------------------------------

  Cash: End of Month          66,786.30           --           --           --
                            ====================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Bank Reconciliations
July 2004

The following Chase Accounts have been reconciled

  Operating:

  Location:       JPMorganChase, NY
                  ABA No. 021-000-021

  Month End
 Book Balance     $ 66,786.30

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                            Case No. 03-12636 (MFW)
-----------------------------                                -------------------
            Debtor                         Reporting Period: July 2004
                                                             -------------------

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------
                                                     Month Ended           Cumulative
REVENUES                                              July 2004          Filing to Date
---------------------------------------------------------------------------------------
Gross Revenues                                      $         --         $    (567,222)
---------------------------------------------------------------------------------------
Less: Returns and Allowances                                  --                    --
---------------------------------------------------------------------------------------
Net Revenue                                         $         --         $    (567,222)
---------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------
Beginning Inventory                                           --                    --
---------------------------------------------------------------------------------------
Add: Purchases                                                --                    --
---------------------------------------------------------------------------------------
Add:Cost of Labor                                             --                    --
---------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                          --                    --
---------------------------------------------------------------------------------------
Less: Ending Inventory                                        --                    --
---------------------------------------------------------------------------------------
Cost of Goods Sold                                            --                    --
---------------------------------------------------------------------------------------
Gross Profit                                                  --              (567,222)
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
Advertising                                                   --                    --
---------------------------------------------------------------------------------------
Auto and Truck Expense                                        --                13,522
---------------------------------------------------------------------------------------
Bad Debts                                                     --                    --
---------------------------------------------------------------------------------------
Contributions                                                 --                    --
---------------------------------------------------------------------------------------
Employee Benefits Programs                                24,007               224,011
---------------------------------------------------------------------------------------
Insider compensation*                                         --                68,710
---------------------------------------------------------------------------------------
Insurance                                                 10,631               450,827
---------------------------------------------------------------------------------------
Management Fees/Bonuses                                       --                     -
---------------------------------------------------------------------------------------
Office Expense                                                --                 8,207
---------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                --                    --
---------------------------------------------------------------------------------------
Repairs and Maintenance                                       --                    --
---------------------------------------------------------------------------------------
Rent and Lease Expense                                        --                    --
---------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                     --               (75,192)
---------------------------------------------------------------------------------------
Supplies                                                   1,344                10,152
---------------------------------------------------------------------------------------
Taxes-Payroll                                                 --                    --
---------------------------------------------------------------------------------------
Taxes-Real Estate                                             --                    --
---------------------------------------------------------------------------------------
Taxes-Other                                                5,215                45,267
---------------------------------------------------------------------------------------
Travel and Entertainment                                      --                    --
---------------------------------------------------------------------------------------
Utilities                                                     --                    --
---------------------------------------------------------------------------------------
Other (attach schedule)                                      (17)            1,992,545
---------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation              41,181             2,738,049
---------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                      129,529             1,474,959
---------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses         (170,710)           (4,780,230)
---------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------
Other Income (attach schedule)                        (1,841,845)          (50,861,237)
---------------------------------------------------------------------------------------
Interest Expense                                              --                    --
---------------------------------------------------------------------------------------
Other Expense (attach schedule)                               --            33,099,059
---------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items         (2,012,555)          (88,740,526)
---------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------
Professional Fees                                             --                    --
---------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                   --                    --
---------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                   199                 4,300
---------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                             --                    --
---------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               --               143,569
---------------------------------------------------------------------------------------
Total Reorganization Expenses                               (199)              139,269
---------------------------------------------------------------------------------------
Income Taxes                                                  --                    --
---------------------------------------------------------------------------------------
Net Profit (Loss)                                   $ (2,012,356)        $ (88,879,795)
---------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                            Case No. 03-12636 (MFW)
-----------------------------                                -------------------
            Debtor                         Reporting Period: July 2004
                                                             -------------------

                  STATEMENT OF OPERATIONS - continuation sheet

---------------------------------------------------------------------------------------
                                                     Month Ended           Cumulative
BREAKDOWN OF "OTHER" CATEGORY                         July 2004          Filing to Date
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Board Related                                                (17)              (62,640)
---------------------------------------------------------------------------------------
Other Fees                                                    --             2,054,231
---------------------------------------------------------------------------------------
Data Processing                                               --                   953
---------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                    $        (17)        $   1,992,545
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
FC Transaction (Gains) Losses                                 --                    --
---------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                         (1,841,845)          (50,861,237)
---------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                  $ (1,841,845)        $ (50,861,237)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                   --            33,099,059
---------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                $         --         $  33,099,059
---------------------------------------------------------------------------------------

Other Reorganization Expenses

---------------------------------------------------------------------------------------
Bankruptcy Related Fees                                       --               143,569
---------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                 $         --         $     143,569
---------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                           Case No. 03-12636 (MFW)
-----------------------------                               --------------------
           Debtor                         Reporting Period: July 31, 2004
                                                            --------------------

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF             BOOK VALUE ON
                             ASSETS                                       CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         --                           --
--------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                        557,346                      655,336
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            225,014                     (591,090)
--------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                          --                           --
--------------------------------------------------------------------------------------------------------------------------
Inventories                                                                               --                           --
--------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                      19,207                    1,088,137
--------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                             2,001,195                    2,200,000
--------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                    --                        3,861
--------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                          $    2,802,762                $   3,356,244
--------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                            --                           --
--------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                   --                           --
--------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                              73,467                       82,181
--------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                    --                           --
--------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                  --                           --
--------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                        (50,607)                     (33,020)
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    $       22,860                     $ 49,161
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                        --                           --
--------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                   102,246,354                  220,135,876
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            $  102,246,354                $ 220,135,876
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $  105,071,976                $ 223,541,281
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                           BOOK VALUE AT END OF             BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                              CURRENT REPORTING MONTH           PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                       9,678                           --
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                       --                           --
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                             --                        4,900
--------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                             --                           --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                          --                           --
--------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                 --                           --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                         --                           --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                  --                           --
--------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                          --                           --
--------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                $        9,678                $       4,900
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                              --                           --
--------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                             --                           --
--------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   216,433,069                  216,896,055
--------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                $  216,433,069                $ 216,896,055
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                216,442,747                  216,900,955
--------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                      3,673,000                    3,676,102
--------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                       574,262,130                  574,823,017
--------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                 --                           --
--------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                    --                           --
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                (551,923,031)                (551,923,031)
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                (88,879,795)                          --
--------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                    (48,503,075)                 (19,935,762)
--------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                     --                           --
--------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              $ (111,370,771)               $   6,640,326
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 105,071,976                $ 223,541,281
==========================================================================================================================

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                             Case No. 03-12636 (MFW)
-----------------------------                                 ------------------
           Debtor                           Reporting Period: July 31, 2004
                                                              ------------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF           BOOK VALUE ON
              ASSETS                                CURRENT REPORTING MONTH         PETITION DATE
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------------------------
Accrued Investment Income                                           --                      3,861
--------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                               $          --              $       3,861
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------
Prepaid Deposits                                                19,622                     19,622
--------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                 100,440,476                215,156,938
--------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                   1,786,256                  4,959,316
--------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                       $ 102,246,354              $ 220,135,876
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                     BOOK VALUE AT END OF           BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH         PETITION DATE
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------------------------
Accrued Expenses                                               884,207                  1,299,727
--------------------------------------------------------------------------------------------------
Interest Payable                                             2,276,323                  2,276,323
--------------------------------------------------------------------------------------------------
Due to Affiliates                                           94,431,758                 94,479,224
--------------------------------------------------------------------------------------------------
Other Liabilities                                          118,840,781                118,840,781
--------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                     $ 216,433,069              $ 216,896,055
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------------------
Deferred Compensation                                         (158,950)                (1,125,099)
--------------------------------------------------------------------------------------------------
Equity in Subsidiary                                       (48,344,125)               (18,810,663)
--------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                         $ (48,503,075)             $ (19,935,762)
--------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re Trenwick Group Ltd.                           Case No. 03-12636 (MFW)
      ------------------------                               -------------------
        Debtor                             Reporting period: July 2004
                                                             -------------------


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------------
                                                              Amount
                                             Beginning      Withheld or                                 Check. No     Ending Tax
                                           Tax Liability      Accrued     Amount Paid     Date Paid      or EFT       Liability
================================================================================================================================
Federal
--------------------------------------------------------------------------------------------------------------------------------
Withholding                                       --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                     --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                     --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Unemployment                                      --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Income                                            --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Other:                                            --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                             --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------------------------------
Withholding                                       --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Sales                                             --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Excise                                            --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Unemployment                                      --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Real Property                                     --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Personal Property                                 --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Other:                                            --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                           --             --             --                                         --
--------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                       --             --             --                          --             --
--------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

--------------------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                             ===================================================================================
                                              Current         0-30            31-60        61-90         Over 90        Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                               5,215          4,247             --           --            216          9,678
--------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                              --
--------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                              --
--------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                  --
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                          --
--------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                    --
--------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       5,215          4,247             --           --            216          9,678
--------------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd.
List of Aged Accounts Payable
July 31, 2004

    Vendor         Invoice Date       Invoice Number       Amount                   Activity
    ------         ------------       --------------       ------                   --------

 Deraventures       11/5/2003         11014-37201-03         216.30       M. Becker Telecommunications
                                                        -----------
                                            91+              216.30

  Equiserve         6/11/2004             170650           2,903.18               Monthly fees
CT Corporation      6/23/2004           1338360-RI           668.00               Monthly fees
CT Corporation      6/26/2004           1344162-RI           676.00               Monthly fees
                                                        -----------
                                           0-30            4,247.18

  Equiserve         7/14/2004             172041           5,215.26
                                                        -----------
                                          Current          5,215.26

                                                        -----------
                                    Grand Total           $9,678.74
                                                        ===========

                                                                     MOR-4 AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                   Case No.          03-12636 (MFW)
-----------------------------                                -------------------
           Debtor                          Reporting Period: July 2004
                                                             -------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

================================================================================       ===============
Accounts Receivable Reconciliation                                                          Amount
================================================================================       ===============
Total Accounts Receivable at the beginning of the reporting period                     $   225,014.00
--------------------------------------------------------------------------------       ---------------
+ Amounts billed during the peiod                                                                  --
--------------------------------------------------------------------------------       ---------------
- Amounts collected during the peiod                                                               --
--------------------------------------------------------------------------------       ---------------
Total Accounts Receivable at the end of the reporting period                               225,014.00
--------------------------------------------------------------------------------       ---------------

================================================================================       ===============
Accounts Receivable Aging                                                                   Amount
================================================================================       ===============
0 - 30 days old                                                                                    --
--------------------------------------------------------------------------------       ---------------
31 - 60 days old                                                                                   --
--------------------------------------------------------------------------------       ---------------
61 - 90 days old                                                                             5,922.00
--------------------------------------------------------------------------------       ---------------
91 + days old                                                                            9,661,611.00
--------------------------------------------------------------------------------       ---------------
Total Accounts Receivable                                                                9,667,533.00
--------------------------------------------------------------------------------       ---------------
Amount considered uncollectible (Bad Debt)                                              (9,442,519.00)
--------------------------------------------------------------------------------       ---------------
Accounts Receivable (Net)                                                                  225,014.00
--------------------------------------------------------------------------------       ---------------

                              DEBTOR QUESTIONNAIRE

================================================================================       ===============
Must be completed each month                                                             Yes      No
================================================================================       ===============
1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                             X
--------------------------------------------------------------------------------       ---------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                  X
--------------------------------------------------------------------------------       ---------------
3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                        X
--------------------------------------------------------------------------------       ---------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                 X
--------------------------------------------------------------------------------       ---------------

                                                                      FORM MOR-5
                                                                          (9/99)